UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 5, 2010

MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 910
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Magnum Hunter Resources Corporation (the “Company”) is filing this Current Report on Form 8-K to provide the legal opinions of Paul Johnston and Fulbright & Jaworski L.L.P. relating to the Company’s prospectus supplement dated August 5, 2010 regarding the “at the market offering” of up to 1,500,000 shares of the Company’s 10.25% Series C Cumulative Perpetual Preferred Stock, par value $0.01 per share, filed with the Securities and Exchange Commission on August 5, 2010. The prospectus supplement was filed in connection with the Company’s shelf registration statement on Form S-3 (File No. 333-161937), which became effective on October 15, 2009.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number	Description
5.1 8.1 23.1 23.2
Opinion of Paul Johnston, Esquire
Opinion of Fulbright & Jaworski L.L.P. with respect to tax matters
Consent of Paul Johnston, Esquire (Included in Exhibit 5.1)
Consent of Fulbright & Jaworski L.L.P. (Included in Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: August 6, 2010	By:	/s/ Ronald D. Ormand
Name: Ronald D. Ormand
Title: Executive Vice President and CFO

EXHIBIT INDEX

Exhibit Number	Description
5.1 8.1 23.1 23.2
Opinion of Paul Johnston, Esquire
Opinion of Fulbright & Jaworski L.L.P. with respect to tax matters
Consent of Paul Johnston, Esquire (Included in Exhibit 5.1)
Consent of Fulbright & Jaworski L.L.P. (Included in Exhibit 8.1)